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           As filed with the Securities and Exchange Commission on July 17, 2001
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2001

                            ------------------------


                          ARAMARK Worldwide Corporation
             (Exact Name of Registrant as Specified in its Charter)

                            ------------------------

           Delaware                                             23-3086414
(State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)               File Number)         Identification No.)



ARAMARK Tower, 1101 Market Street, Philadelphia, Pennsylvania          19107
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                     (Zip Code)

                       (215) 228-3000
---------------------------------------------------------------
     (Registrant's telephone number, including area code)



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Item 5.  Other Events.

                  On July 17, 2001, ARAMARK Worldwide Corporation, a Delaware corporation (the "Company"), issued a press release, which is attached as an Exhibit to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibit           Description
-------           -----------

99                Press Release, dated July 17, 2001.

                                       2
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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARAMARK Worldwide Corporation


Dated: July 17, 2001                        By:     /s/ Donald Morton
                                               -----------------------------
                                            Name:   Donald Morton
                                            Title:  Vice President

                                       3
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EXHIBIT INDEX

Exhibit           Description
-------           -----------

99                Press Release, dated July 17, 2001.

                                       4